UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 11, 2012

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 ASH STREET, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 8.01  Other Events.

As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (filed with the Securities and Exchange Commission on May 4, 2012), effective January 1, 2012, Sempra Energy (also referred to as “we,” “ us” and “our”):

▪	realigned some of its major subsidiaries to better fit its strategic direction, resulting in a change in reportable segments;

▪	changed its method of accounting for investment tax credits (ITC) from the flow-through method to the deferral method (also referred to as a change in accounting principle); and

▪
adopted Accounting Standards Update (ASU) 2011-05, Presentation of Comprehensive Income (ASU 2011-05), and ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (ASU 2011-12).

In accordance with accounting principles generally accepted in the United States (GAAP), these changes in our reporting must be applied retrospectively. We are issuing this Current Report on Form 8-K (Form 8-K) to update our historical financial information on a basis that is consistent with the new reporting structure, change in accounting principle and the adoption of ASU 2011-05 and ASU 2011-12. The change in reportable segments and the adoption of ASU 2011-05 and ASU 2011-12 did not change our consolidated results of operations, financial condition or cash flows for any periods. The change to the deferral method of accounting for ITCs resulted in a decrease in previously reported net income and earnings of $26 million, $30 million, and $7 million for the years ended December 31, 2011, 2010 and 2008, respectively. The change had a negligible impact for the year ended December 31, 2009. We discuss the impact of the change in accounting principle further in the updated financial information provided in the exhibits to this Form 8-K.

In this Form 8-K, we include the following information, updated as to Sempra Energy, that appeared in our Annual Report on Form 10-K, and subsequent amendments on Form 10-K/A, for the fiscal year ended December 31, 2011 (2011 Form 10-K):

▪	Part I, Item 1: Business, attached as Exhibit 99.1 to this report and incorporated herein by reference;

▪	Part I, Item 2: Properties, attached as Exhibit 99.2 to this report and incorporated herein by reference;

▪	Part II, Item 6: Selected Financial Data, attached as Exhibit 99.3 to this report and incorporated herein by reference;

▪
Part II, Items 7 and 7A: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk, attached as Exhibit 99.4 to this report and incorporated herein by reference;

▪
Consolidated Financial Statements of Sempra Energy and Subsidiaries and the Notes to Consolidated Financial Statements included in Part II, Item 8: Financial Statements and Supplementary Data, and Part II, Item 9A: Controls and Procedures, both attached as Exhibit 99.5 to this report and incorporated herein by reference;

▪	Part IV, Item 15: Financial Statement Schedule, attached as Exhibit 99.6 to this report and incorporated herein by reference; and

▪	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 and incorporated herein by reference.

Part I, Item 1: Business; Part I, Item 2: Properties; Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 7A: Quantitative and Qualitative Disclosures About Market Risk; the Notes to Consolidated Financial Statements in Part II, Item 8: Financial Statements and Supplementary Data; and Part II, Item 9A: Controls and Procedures contained in the exhibits to this Form 8-K are combined information for Sempra Energy, San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas). SDG&E and SoCalGas are both indirect subsidiaries of Sempra Energy that are also separate registrants. Sempra Energy’s 2011 Form 10-K was a combined Form 10-K for Sempra Energy, SDG&E and SoCalGas. The above-referenced change in segments and change in accounting principle at Sempra Energy had no impact on SDG&E or SoCalGas, and this Form 8-K is not intended to provide additional or revised information related to SDG&E or SoCalGas.

The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the reporting changes described above for Sempra Energy. This Current Report on Form 8-K does not reflect events occurring after February 28, 2012, the date we filed our 2011 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in reportable segments, change in accounting principle and the adoption of a new accounting standard, as described above and set forth in Exhibits 99.1 through 99.6 attached hereto. You should therefore read this document and exhibits in conjunction with the 2011 Form 10-K and subsequent amendments on Form 10-K/A and with our reports filed with the Securities and Exchange Commission after February 28, 2012.

Item 9.01  Financial Statements and Exhibits.

       (d)  Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part I, Item 1: Business

99.2	Part I, Item 2: Properties

99.3	Part II, Item 6: Selected Financial Data

99.4	Part II, Items 7 and 7A: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk

99.5
Consolidated Financial Statements of Sempra Energy and Subsidiaries and the Notes to Consolidated Financial Statements included in Part II, Item 8: Financial Statements and Supplementary Data, and Part II, Item 9A: Controls and Procedures

99.6	Part IV, Item 15: Financial Statement Schedule

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: May 11, 2012	By: /s/Joseph A. Householder
Joseph A. Householder Executive Vice President, Chief Financial Officer and Chief Accounting Officer